Goldman Sachs Funds

================================================================================
GROWTH ANDINCOME FUND                     Annual Report   January 31, 1998
================================================================================


                                          Long-term capital growth and growth
                                          of income potential from a diversified
                                          portfolio of equity securities.



                                   [GRAPHIC]

                                                                         [LOGO]
                                                                         Goldman
                                                                         Sachs

GOLDMAN SACHS GROWTH AND INCOME FUND





Fund Basics
as of January 31, 1998


                             Assets Under Management
                             -----------------------
                                  $1.6 Billion
                             -----------------------


                               Number of Holdings
                             -----------------------
                                       46
                             -----------------------


                                 NASDAQ SYMBOLS

                                 Class A Shares
                             -----------------------
                                      GSGRX
                             -----------------------


                                 Class B Shares
                             -----------------------
                                      GSGBX
                             -----------------------


                                 Class C Shares
                             -----------------------
                                      GSGCX
                             -----------------------


                              Institutional Shares
                             -----------------------
                                      GSIIX
                             -----------------------


                                 Service Shares
                             -----------------------
                                      GSGSX
                             -----------------------


================================================================================
PERFORMANCE REVIEW
================================================================================

January 31, 1997-                       Fund Total Return            S&P 500
January 31, 1998                        (based on NAV)(1)            Index(2)
--------------------------------------------------------------------------------
Class A                                       23.71%                 26.92%
Class B                                       22.87%                 26.92%
Class C (8/15/97-1/31/98)                      0.51%                  6.78%
Institutional                                 24.24%                 26.92%
Service                                       23.63%                 26.92%
--------------------------------------------------------------------------------


(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.


================================================================================
SEC AVERAGE ANNUAL TOTAL RETURN(3)
================================================================================

For the period                              Class C
ending 12/31/97      Class A    Class B  (Cumulative)(4) Institutional  Service
--------------------------------------------------------------------------------
Last 12 Months       20.88%     21.51%        N/A           28.44%       27.87%
Since Inception      18.72%     24.49%      -1.19%          28.56%       25.78%
                    (2/5/93)   (5/1/96)    (8/15/97)       (6/3/96)     (3/6/96)
--------------------------------------------------------------------------------

(3) The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years). The public offering price of the Class A shares on 1/31/98 was $27.44 and represents the NAV plus the maximum sales charge of 5.5%.

(4) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase).

================================================================================
TOP 10 HOLDINGS AS OF 1/31/98
================================================================================

                                    Percentage of
Company Holding                    Total Net Assets    Line of Business
--------------------------------------------------------------------------------
Quantum Corp.                            4.5%          Tape and Disk Drive Products
Lockheed Martin Corp.                    4.0%          Defense
Cigna Corp.                              3.6%          Insurance
Aetna Inc.                               3.6%          Healthcare Management
Lear Corp.                               3.6%          Auto Supplies
Morgan Stanley, Dean Witter Discover     3.2%          Financial Services
Tosco Corp.                              3.0%          Oil Refining and Marketing
Union Carbide Corp.                      2.9%          Chemicals and Plastics
Fruit of the Loom, Inc.                  2.9%          Clothing Manufacturer
Unicom Corp.                             2.9%          Electric Utilities
--------------------------------------------------------------------------------


     The top 10 holdings may not be representative of the Fund's future investments.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

Market Overview


Dear Shareholder,

The U.S. stock market took investors on an unsteady ride during the period under review -- one that saw the market climb to record highs, and plummet in what would be the market's largest single-day percentage drop in a decade. Nonetheless, for the 12 months ended January 31, 1998, the market posted an approximate 27% return as measured by the S&P 500 stock index -- well above stocks' historical long-term average return.

     o The U.S. Equity Market: An Upward Climb Marked by Periods of Volatility -- Market turbulence early in the period was largely fueled by speculation over Federal Reserve policy. The Fed's decision to increase the Federal funds rate in March was perceived by investors as potentially the first in a series of tightenings, and the market, after a period of buoyancy, sold off sharply. By late April, though, economic indicators slowed, reassuring the market that further rate hikes were unlikely. Renewed investor confidence sent the market soaring. Throughout the remainder of the year, several factors, including a lack of inflationary pressure, furthered the market's upward climb. Waxing and waning investor confidence, however, caused a degree of market volatility. Most notably, in October, investor uncertainty helped to foster overreaction to falling Asian markets. The market fell precipitously, posting the largest single-day decline in nearly a decade. Soon thereafter, the market firmed as investors accepted the argument that Asian market weakness would have little impact on U.S. companies.

     o The U.S. Economy: Robust Activity, Then Moderation -- Economic activity gained momentum during the first quarter of 1997, with real GDP surging at a revised 4.9% annualized rate. Growth moderated somewhat during the second quarter, a slowdown that continued into the second half of the year. Signs that the U.S. economy remained strong were eminently present, though, despite the fact that Asian market turmoil cast a shadow over sales and trade prospects to that region. Most notably, U.S. unemployment figures reached a 24-year low during the fourth quarter, as the proportion of working Americans -- approximately 64% -- reached an unprecedented level.

     o Outlook: Expect Moderating Economic Growth and Low Inflation -- Going forward, we believe the inflation and interest rate environments will likely remain favorable, particularly over the near term. Furthermore, although we believe the equity market will produce returns closer to the historic norm, this scenario should also be accompanied by more normal levels of volatility.

          We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

          Sincerely,


          /s/ David B. Ford                           /s/ John P. McNulty

          David B. Ford                               John P. McNulty
          Co-Head, Goldman Sachs                      Co-Head, Goldman Sachs
          Asset Management                            Asset Management

          February 27, 1998

GOLDMAN SACHS GROWTH AND INCOME FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Growth and Income Fund for the 12-month period ended January 31, 1998.


     Outperformance Relative to Peers

     The Fund's share classes fared well in the peer rankings for the one-year period ended January 31, 1998, according to Lipper Analytical Services, Inc. The Fund's Class A shares, Class B shares and Institutional shares outperformed the 21.82% average return of the Lipper Growth and Income Fund peer group (ranking 214, 255 and 187, respectively, out of 633 funds. Class C share and Service share rankings were not available. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results).


     Sector Allocations

     As bottom-up stock pickers, we do not focus on sectors as guides to value. Instead, we evaluate individual stocks on a one-by-one basis, sometimes investing in multiple companies within a sector or industry. Hence, throughout most of the period, we were overweighted in consumer durables and capital goods. These sectors, which are composed of cyclical stocks, became significantly discounted in the year-end "flight to quality," which slightly hurt Fund performance. We believe, however, in the potential of cyclical stocks to generate strong earnings even in a downturn.


     Portfolio Highlights

     o Ford Motor Co. -- New products and cost-cutting efforts drove the auto manufacturer's earnings during the period under review. The company's performance in 1998 will largely depend upon changes in its capital structure.

     o Tenet Health Care Corp. -- The nation's number two-ranked hospital chain, Tenet benefited from its acquisition of OrNda, which helped the company build a strong market position. We believe the company will continue to acquire not-for-profit hospitals in a market with few buyers.

     o Morgan Stanley Dean Witter Discover & Co. -- This financial services company was a top performer during the period under review, as Wall Street finally recognized its post-merger profitability.

     o Unicom Corp. -- Unicom is an electric utility company servicing the northern third of Illinois, including most of the Chicago metropolitan area. After a period of sustained weakness due to negative press and regulatory rulings, investors regained confidence in Unicom when local industry legislation concerns were resolved. We believe in this company's fundamentals and took advantage of price declines earlier in the year to increase our position.

VALUE
INVESTMENT PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

1
Search for Value
We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

2
Fundamental Research
We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

3
Risk Management
We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.



     o Centex Corp. -- Homebuilding stock Centex performed well in the slow-growth, low-inflation economic environment, but company-specific developments further abetted performance. The company appreciated as the market began to see results in cost-cutting efforts in homebuilding operations, as well as the company's use of its substantial free cash flow to reduce debt and grow the business.


     Key New Acquisitions

     o Quantum Corp. -- The disk drive and digital linear tape (DLT) manufacturer performed well, although it suffered a setback toward the end of the period when company-specific issues were exacerbated by industry oversupply. Going forward, we believe the company's DLT business will be extremely profitable (DLT provides rapid backup for network servers).

     o Wells Fargo & Co. -- The second largest bank in California, Wells Fargo is the most advanced of its peers in lowering branch distribution costs and in data-mining. Following initial difficulties after a merger with First Interstate, prospects for the bank are positive.


     Portfolio Outlook

     We are keeping a close eye on the U.S. equity market's current valuation. In recent memory, inflation has consistently surprised on the downside, with technology improving overall productivity and the Asian economic events driving down prices of imported goods. As many investors believe this low-inflation environment will continue, the market's P/E level has risen. The current S&P 500 P/E ratio seems unsustainable to us, as the combination of rising labor costs and Asia-driven pricing pressure could squeeze U.S. margins. By focusing on reasonably valued and discounted names, however, we feel comfortable with our domestic portfolio.

     We thank you for your investment and look forward to your continued confidence.

     Sincerely,


     /s/ Ronald E. Gutfleish                     /s/ G. Lee Anderson

     Ronald E. Gutfleish                         G. Lee Anderson
     Portfolio Manager,                          Portfolio Manager,
     Goldman Sachs Growth                        Goldman Sachs Growth
      and Income Fund                            and Income Fund


     /s/ Eileen A. Aptman

     Eileen A. Aptman
     Portfolio Manager,
     Goldman Sachs Growth and Income Fund

     February 27, 1998

GOLDMAN SACHS GROWTH AND INCOME FUND

For Best Results,
It's Time in the Market That Counts



For optimal long-term
investment results,
time in the market can
make the difference.


     After a year of record-breaking returns in the U.S. stock market, forecasts for 1998 are more subdued. As a result, investors may be tempted to move out of equities. Doing so, however, could substantially reduce a portfolio's long-term return potential.


     Investors Who Time the Market Get Less on Their Investment

     Investors who try to time the market -- that is, those who try to predict market highs and lows, and invest accordingly -- can do more harm than good to their portfolio's long-term returns.

     The chart below illustrates the effect that missing the "best" days in the market -- when stocks post their largest gains -- would have had on a portfolio's returns over the 15-year period from 1982 through 1996.


     ---------------------------------------------------------------------------
     The Impact of Missing the "Best" Days in the Market (1982-1996)
     (Annual Return Percentage)

     [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATTER]

                                                   Annual Return
                                                     Percentage
                                                   -------------
          Invested all 5,478 trading days              16.78%
          Less 10 best days                            13.39%
          Less 40 best days                             7.53%
          Less 70 best days                             2.87%

     Based on the daily total returns of the S&P 500 Index. It assumes that all dividends were reinvested and that there were no investment fees, sales charges or taxes paid during the period. The returns shown above have been annualized. The chart is for illustrative purposes only and is not representative of any Goldman Sachs Fund. Past performance is not indicative of future results. Investors cannot invest in the Index directly.


     Over the Long Term, a Buy and Hold Strategy Works Best

     Over the past 20 years, the market has generated negative returns only twice. In other words, over the long term, securities prices have increased. This statistic illustrates a common theory about equity investing: buying and holding securities is generally a sounder investment strategy than timing the market.


     For More Information

     A diversified portfolio of stocks is one of the best ways to reduce the effects of market fluctuations on a portfolio. For most investors, diversification is most easily acquired through mutual funds. Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help investors weather market ups and downs. For more information on these and other Goldman Sachs Funds, contact your investment professional.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Performance Summary
January 31, 1998
 The following graph shows the value as of January 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on February 5, 1993. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown.
 This performance data represents past performance and should not be consid-ered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 GROWTH AND INCOME FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED FEBRUARY 5, 1993 TO JANUARY 31, 1998.

                             [GRAPH APPEARS HERE]


               Growth and Income Fund (Class A)   S&P 500
02/05/1993              9450                        10000
                        9507                         9943
                        9773                        10153
                        9513                         9907
                        9727                        10172
                        9637                        10202
Jul-93                  9764                        10161
                       10045                        10547
                        9942                        10466
                        9962                        10682
                        9908                        10580
                       10185                        10708
Jan-94                 10686                        11073
                       10842                        10772
                       10674                        10302
                       10722                        10434
                       10960                        10606
                       10739                        10346
Jul-94                 10950                        10685
                       11570                        11123
                       11383                        10852
                       11055                        11096
                       10645                        10692
                       10787                        10850
Jan-95                 11110                        11131
                       11764                        11565
                       12124                        11908
                       12385                        12258
                       12752                        12748
                       13023                        13044
Jul-95                 13434                        13477
                       13661                        13511
                       13930                        14081
                       13646                        14030
                       14115                        14646
                       14399                        14929
Jan-96                 14716                        15436
                       15026                        15580
                       15132                        15729
                       15398                        15961
                       15709                        16372
                       15457                        16435
Jul-96                 15004                        15708
                       15405                        16040
                       16140                        16943
                       16549                        17410
                       17860                        18727
                       18152                        18356
Jan-97                 18911                        19503
                       19286                        19655
                       18714                        18848
                       19556                        19971
                       20937                        21187
                       21555                        22137
Jul-97                 23420                        23899
                       23208                        22560
                       24044                        23796
                       23061                        23002
                       23143                        24067
                       23214                        24481
Jan-98                 23395                        24752



                                           SINCE INCEPTION FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH JANUARY 31, 1998
  CLASS A (COMMENCED FEBRUARY 5, 1993)
  Excluding sales charges                           19.91%        n/a   23.71%
  Including sales charges                           18.56%        n/a   16.90%
 -----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding redemption charges                      26.06%        n/a   22.87%
  Including redemption charges                      23.72%        n/a   17.36%
 -----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                       0.51%        n/a      n/a
  Including redemption charges                      -0.50%        n/a      n/a
 -----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED JUNE 3,
  1996)                                             27.58%        n/a   24.24%
 -----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED MARCH 6, 1996)           25.01%        n/a   23.63%
 -----------------------------------------------------------------------------

 (a) Represents aggregate total return since the class has not been in opera-tion for a full 12 months.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments
January 31, 1998


  SHARES    DESCRIPTION                                     VALUE
 COMMON STOCKS - 93.0%
  AEROSPACE & DEFENSE - 5.7%
  576,440   Boeing Company                          $   27,416,928
  611,400   Lockheed Martin Corp.                       63,623,813
                         -----------------------------------------
                                                        91,040,741
 -----------------------------------------------------------------
  AIRLINES - 3.5%
  238,400   AMR Corp.*                                  30,098,000
  569,900   Continental Airlines Inc.*                  26,429,113
                         -----------------------------------------
                                                        56,527,113
 -----------------------------------------------------------------
  APPLIANCES - 2.2%
  933,800   Sunbeam Corp.                               35,426,038
 -----------------------------------------------------------------
  AUTO/VEHICLE - 5.0%
  472,500   Ford Motor Co.                              24,097,500
  1,151,700 Lear Corp.*                                 57,225,094
                         -----------------------------------------
                                                        81,322,594
 -----------------------------------------------------------------
  BANKS - 8.3%
  359,000   Chase Manhattan Corp.                       38,480,313
  542,100   Fleet Financial Group Inc.                  38,827,913
  236,600   Republic N.Y. Corp.                         25,759,825
  96,800    Wells Fargo & Co.                           29,911,200
                         -----------------------------------------
                                                       132,979,251
 -----------------------------------------------------------------
  CHEMICAL PRODUCTS - 4.9%
  991,600   IMC Global Inc.                             31,979,100
  1,066,600 Union Carbide Corp.                         46,730,413
                         -----------------------------------------
                                                        78,709,513
 -----------------------------------------------------------------
  COMPUTER PERIPHERALS - 4.5%
  2,986,400 Quantum Corp.*                              72,793,500
 -----------------------------------------------------------------
  DATACOM EQUIPMENT - 2.1%
  1,255,200 Bay Networks, Inc.*                         34,125,750
 -----------------------------------------------------------------
  DEPARTMENT STORES - 0.6%
  209,400   Sears Roebuck & Co.                          9,645,488
 -----------------------------------------------------------------
  FOREST PRODUCTS - 5.1%
  620,800   Georgia-Pacific Corp.                       34,221,600
  976,300   Georgia-Pacific Corp. (Timber Group)*       22,698,975
  1,940,200 Stone Container Corp.*                      24,737,550
                         -----------------------------------------
                                                        81,658,125
 -----------------------------------------------------------------
  GAMING - 2.0%
  1,359,400 Circus Circus Enterprises, Inc.*            31,266,200
 -----------------------------------------------------------------
  HEALTHCARE MANAGEMENT - 8.4%
  786,300   Aetna Inc.                                  57,793,050
  1,271,200 Foundation Health Systems, Inc.*            32,971,750
  1,275,600 Tenet Healthcare Corp.*                     44,008,200
                         -----------------------------------------
                                                       134,773,000
 -----------------------------------------------------------------

  SHARES    DESCRIPTION                                           VALUE
 COMMON STOCKS - (CONTINUED)
  HOMEBUILDERS - 0.4%
  16,700    Centex Corp.                                  $    1,047,925
  197,200   Lennar Corp.                                       4,843,725
                         -----------------------------------------------
                                                               5,891,650
 -----------------------------------------------------------------------
  INSURANCE-BROKERS - 2.3%
  369,500   Loews Corp.                                       36,880,719
 -----------------------------------------------------------------------
  INSURANCE-LIFE - 3.6%
  343,600   Cigna Corp.                                       58,261,675
 -----------------------------------------------------------------------
  INSURANCE-PROPERTY & CASUALTY - 0.2%
  22,100    CNA Financial Corp.*                               2,953,113
 -----------------------------------------------------------------------
  OIL-INTEGRATED - 1.0%
  293,600   Texaco Inc.                                       15,285,550
 -----------------------------------------------------------------------
  OIL & GAS-REFINING AND MARKETING - 3.1%
  1,461,300 Tosco Corp.                                       48,862,219
 -----------------------------------------------------------------------
  REAL ESTATE - 1.1%
  731,900   LNR Property Corp.*                               17,336,881
 -----------------------------------------------------------------------
  SECURITY AND COMMODITY BROKERS, DEALERS AND SERVICES - 3.2%
  889,900   Morgan Stanley, Dean Witter, Discover & Co.       51,947,913
 -----------------------------------------------------------------------
  SEMICONDUCTORS - 2.6%
  676,200   Avnet Inc.                                        41,248,200
 -----------------------------------------------------------------------
  SPECIALTY FINANCE - 0.1%
  36,300    C.I.T. Group Inc.*                                 1,091,269
 -----------------------------------------------------------------------
  STEEL - 3.6%
  1,573,700 AK Steel Holding Corp.                            28,129,888
  1,381,400 Ispat International NV*                           29,872,775
                         -----------------------------------------------
                                                              58,002,663
 -----------------------------------------------------------------------
  SUPERMARKETS - 2.9%
  1,038,300 Fleming Companies Inc.                            15,639,394
  691,100   Supervalu Inc.                                    30,322,013
                         -----------------------------------------------
                                                              45,961,407
 -----------------------------------------------------------------------
  TEXTILES - 2.9%
  1,928,600 Fruit of the Loom Inc.*                           46,286,400
 -----------------------------------------------------------------------
  TIRE & OTHER RELATED RUBBER PRODUCTS - 2.6%
  655,400   Goodyear Tire & Rubber Co.                        41,044,425
 -----------------------------------------------------------------------
  TOBACCO - 3.5%
  1,268,300 RJR Nabisco Holdings Corp.                        39,951,450
  486,300   UST Inc.                                          16,777,350
                         -----------------------------------------------
                                                              56,728,800
 -----------------------------------------------------------------------

6  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND


  SHARES    DESCRIPTION                       VALUE
 COMMON STOCKS - (CONTINUED)
  TRANSPORTATION & LOGISTICS - 3.7%
  961,800   Canadian Pacific Ltd.     $   26,028,713
  710,600   CNF Transportation Inc.       32,465,538
                         ---------------------------
                                          58,494,251
 ---------------------------------------------------
  UTILITIES-ELECTRIC - 3.9%
  1,367,300 Northeast Utilities*          16,749,425
  1,486,500 Unicom Corporation            46,081,500
                         ---------------------------
                                          62,830,925
 ---------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $1,344,570,463)               $1,489,375,373
 ---------------------------------------------------

  PRINCIPAL
  AMOUNT      DESCRIPTION                                         VALUE
  REPURCHASE AGREEMENT - 5.8%
  $93,500,000 Joint Repurchase Agreement Account 5.64%,
              02/02/98                                    $   93,500,000
 ------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT ACCOUNT
  (COST $93,500,000)                                      $   93,500,000
 ------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $1,438,070,463)(A)                                $1,582,875,373
 ------------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value
  exceeds cost                                            $  198,724,322
  Gross unrealized loss for investments in which cost
  exceeds value                                              (54,632,790)
 ------------------------------------------------------------------------
  Net unrealized gain                                     $  144,091,532
 ------------------------------------------------------------------------

 * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $1,438,783,841.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    7

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Assets and Liabilities
January 31, 1998

 ASSETS:

  Investment in securities, at value (identified cost
  $1,438,070,463)                                            $1,582,875,373
  Cash                                                               55,896
  Receivables:
  Investment securities sold                                     15,321,885
  Fund shares sold                                               15,323,500
  Dividends and interest                                          1,699,243
  Deferred organization expenses, net                                   209
  Other assets                                                       22,101
 ---------------------------------------------------------------------------
  TOTAL ASSETS                                                1,615,298,207
 ---------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                 9,325,328
  Fund shares repurchased                                         1,510,824
  Amounts owed to affiliates                                      3,007,196
  Accrued expenses and other liabilities                            253,728
 ---------------------------------------------------------------------------
  TOTAL LIABILITIES                                              14,097,076
 ---------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                             1,396,713,617
  Accumulated distributions in excess of net investment
  income                                                           (614,031)
  Accumulated undistributed net realized gain on
  investment, option and futures transactions                    60,296,635
  Net unrealized gain on investments                            144,804,910
 ---------------------------------------------------------------------------
  NET ASSETS                                                 $1,601,201,131
 ---------------------------------------------------------------------------

                                             CLASS A       CLASS B   CLASS C
 ---------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value
  (unlimited shares authorized)           46,918,649    11,963,607 1,233,014
  Net asset and Class A redemption value
  per share(a)                                $25.93        $25.73    $25.70
  Maximum public offering price per
  share (Class A NAV X 1.0582)                $27.44        $25.73    $25.70
 ---------------------------------------------------------------------------
                                                     INSTITUTIONAL   SERVICE
 ---------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)          1,396,153   343,095
  Net asset value, offering and redemption price
  per share                                                 $25.95    $25.92
 ---------------------------------------------------------------------------

 (a) At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

8  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Operations
For the Year Ended January 31, 1998

  INVESTMENT INCOME:
  Dividends(a)                                                   $ 15,481,524
  Interest                                                          2,863,267
 -----------------------------------------------------------------------------
  TOTAL INCOME                                                     18,344,791
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                   7,740,380
  Distribution fees                                                 3,500,325
  Authorized dealer service fees                                    2,716,755
  Transfer agent fees                                               1,553,121
  Custodian fees                                                      188,085
  Professional fees                                                    70,544
  Registration fees                                                   137,442
  Amortization of deferred organization expenses                       19,112
  Trustee fees                                                         10,054
  Other                                                               487,190
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                                   16,423,008
 -----------------------------------------------------------------------------
  Less -- fees waived by Goldman Sachs                             (1,601,336)
 -----------------------------------------------------------------------------
  NET EXPENSES                                                     14,821,672
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                             3,523,119
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FUTURES TRANS-
  ACTIONS:
  Net realized gain from:
  Investment transactions                                         172,824,728
  Futures transactions                                                131,178
  Net change in unrealized gain on:
  Investments                                                      19,463,359
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT, OPTION AND
  FUTURES TRANSACTIONS:                                           192,419,265
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $195,942,384
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $15,521.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    9

GOLDMAN SACHS GROWTH AND INCOME FUND
Statements of Changes in Net Assets

                                                     FOR THE           FOR THE
                                                  YEAR ENDED        YEAR ENDED
                                            JANUARY 31, 1998  JANUARY 31, 1997
  FROM OPERATIONS:
  Net investment income                       $    3,523,119      $  8,054,855
  Net realized gain on investment and
  futures transactions                           172,955,906        58,230,209
  Net change in unrealized gain on
  investments                                     19,463,359        67,575,111
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                195,942,384       133,860,175
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                  (3,826,646)       (8,111,894)
  Class B shares                                          --            (5,818)
  Class C shares                                          --                --
  Institutional shares                               (92,867)             (494)
  Service shares                                     (20,774)          (11,500)
  In excess of net investment income
  Class A shares                                          --          (135,533)
  Class B shares                                     (72,045)          (48,273)
  Class C shares                                      (7,576)               --
  Institutional shares                                    --              (380)
  Service shares                                          --            (9,070)
  From net realized gain on investment and
  futures transactions
  Class A shares                                (101,878,845)      (46,442,616)
  Class B shares                                 (22,880,349)         (754,312)
  Class C shares                                  (1,205,452)               --
  Institutional shares                            (1,886,598)           (9,971)
  Service shares                                    (761,129)         (255,610)
  In excess of net realized gain on
  investment and futures transactions
  Class B shares                                    (656,842)               --
  Class C shares                                    (936,744)               --
  Institutional shares                               (64,615)               --
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (134,290,482)      (55,785,471)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares              918,965,833       140,362,846
  Reinvestment of dividends and
  distributions                                  127,012,752        53,352,809
  Cost of shares repurchased                    (142,245,348)      (72,730,939)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                        903,733,237       120,984,716
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                 965,385,139       199,059,420
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                              635,815,992       436,756,572
 ------------------------------------------------------------------------------
  End of year                                 $1,601,201,131      $635,815,992
 ------------------------------------------------------------------------------
  ACCUMULATED DISTRIBUTIONS IN EXCESS OF
  NET INVESTMENT INCOME                       $     (614,031)     $   (193,256)
 ------------------------------------------------------------------------------

10  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements
January 31, 1998
 1. ORGANIZATION

 Effective May 1, 1997, Goldman Sachs Equity Portfolios, Inc. was reorganized from a Maryland corporation to a Delaware business trust named the Goldman Sachs Trust (the "Trust"). The Trust includes the Goldman Sachs Growth and Income Fund (the "Fund"). The Trust is registered under the Investment Com-pany Act of 1940, as amended, as an open-end, management investment company. At January 31, 1998, the Fund offered five classes of shares--Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

 C. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
January 31, 1998

 D. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.

 E. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 F. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other ex-penses which are directly attributable to such shares. Each class of shares separately bears their respective class-specific transfer agency fees. Serv-ice shares separately bear a service class fee payable monthly, at an annual rate equal to .50% of the average daily net assets of the service class.

 G. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

 H. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 As of May 1, 1997, the Fund's Investment Advisory and Administration Agree-ments were combined into an Investment Management Agreement (the "Agreement") encompassing the same services and fee structure. Goldman Sachs Asset Manage-ment ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser. Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolios. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .70% of the average daily net assets of the Fund.
   Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Ex-penses" for the Fund (excluding management, service, distribution and autho-rized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary ex-penses) until further notice to the extent such expenses exceed .11% of the average daily net assets of the Fund.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $2,405,000 during the year ended January 31, 1998.
   The Trust has adopted Distribution Plans (the "Distribution Plans") pursu-ant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attrib-utable to Class A, Class B and Class C Shares, respectively. For the year ended January 31, 1998, the Distributor has voluntarily agreed to waive ap-proximately $1,601,000 of its distribution fee attributable to the Class A shares. The Distributor may discontinue or modify this waiver in the future at its discretion.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
January 31, 1998
   The Trust has adopted Authorized Dealer Service Plans (the "Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee un-der its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee.
   At January 31, 1998, the Fund owed approximately $906,000, $798,000, $856,000 and $447,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the year ended January 31, 1998, were $1,333,580,933 and $648,647,904, respectively.
   For the year ended January 31, 1998, Goldman Sachs earned approximately $367,000 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more re-purchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1998, the Fund had an undivided interest in the repurchase agreements in the following joint ac-count which equaled $93,500,000 in principal amount. At January 31, 1998, the repurchase agreements held in this joint account, along with the correspond-ing underlying securities (including the type of security, market value, in-terest rate and maturity date) were as follows:

                                PRINCIPAL   INTEREST  MATURITY   AMORTIZED
                                  AMOUNT      RATE      DATE        COST
 ----------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.  $600,000,000     5.65% 02/02/98 $  600,000,000
 dated 01/30/98, repurchase price $600,282,500 (total collateral value
 $618,151,386 of FNMA: 6.50%-8.50%, 08/01/27-01/01/28; GNMA: 6.50%-8.00%,
 05/15/23-11/15/27; FHLMC: 6.50%-7.00%, 06/01/00-10/01/26)
 ----------------------------------------------------------------------------
 LEHMAN BROTHERS INC.           474,200,000     5.65  02/02/98    474,200,000
 dated 01/30/98, repurchase price $474,423,269 (total collateral value
 $483,683,617 consisting of FGLMC: 5.50%-9.50%, 01/01/99-01/01/28; FHA/VA:
 7.50%-14.00%, 01/01/01-09/01/12; FNMA: 5.50%-11.25%, 09/01/00-01/01/28)
 ----------------------------------------------------------------------------
 NOMURA SECURITIES INTERNA-
TIONAL                          200,000,000     5.64  02/02/98    200,000,000
 dated 01/30/98, repurchase price $200,094,000 (total collateral value
 $204,002,700 consisting of FHLMC: 6.00%, 10/20/99; FHLB: 5.48%-5.53%,
 01/15/03-1/21/03; FNMA: 7.40%, 07/01/04; FMC discount note: 03/06/98)
 ----------------------------------------------------------------------------
 NOMURA SECURITIES, INTERNA-
TIONAL                          270,000,000     5.64  02/02/98    270,000,000
 01/30/98, repurchase price $270,126,900 (total collateral value
 $275,400,571 consisting of FNMA: 5.90%-7.52%, 02/12/98-01/22/08; FHLMC:
 6.59%-7.13%, 07/21/99-08/13/07; FHLB: 6.19%-7.00%, 08/26/99-08/21/07; FMC:
 03/06/98; FFCB: 6.30%, 08/08/07)
 ----------------------------------------------------------------------------
 SALOMON-SMITH BARNEY           200,000,000     5.61  02/02/98    200,000,000
 dated 01/30/98, repurchase price $200,093,500 (total collateral value
 $204,048,538 consisting of U.S. Treasury Stripped Interest Only Security:
 02/15/99; U.S. Treasury Stripped Principal Only Security: 7.8%, 08/15/01)
 ----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                      $1,744,200,000
 ----------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
January 31, 1998

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended January 31, 1998 and 1997 are as follows:

                         FOR THE YEAR ENDED JANUARY 31, 1998   FOR THE YEAR ENDED JANUARY 31, 1997
                            ------------------------------------------------------------------------
                                   SHARES             DOLLARS            SHARES             DOLLARS
 ---------------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                   20,995,379  $      557,445,055         5,616,082  $      121,074,992
 Reinvestments of divi-
dends and distributions         4,040,452         100,776,496         2,390,917          52,287,188
 Shares repurchased            (4,651,468)       (124,783,147)       (3,328,038)        (72,163,062)
                            ------------------------------------------------------------------------
                               20,384,363         533,438,404         4,678,961         101,199,118
 ---------------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                   10,786,633         285,377,804           729,877          16,222,639
 Reinvestments of divi-
dends and distributions           884,342          21,878,707            35,976             787,421
 Shares repurchased              (458,457)        (12,335,625)          (14,764)           (340,546)
                            ------------------------------------------------------------------------
                               11,212,518         294,920,886           751,089          16,669,514
 ---------------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                    1,258,885          34,759,146                --                  --
 Reinvestments of divi-
dends and distributions            71,436           1,766,121                --                  --
 Shares repurchased               (97,307)         (2,549,826)               --                  --
                            ------------------------------------------------------------------------
                                1,233,014          33,975,441                --                  --
 ---------------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                    1,383,424          36,071,512             8,229             186,173
 Reinvestments of divi-
dends and distributions            72,596           1,812,637                92               2,020
 Shares repurchased               (68,188)         (1,831,590)               --                  --
                            ------------------------------------------------------------------------
                                1,387,832          36,052,559             8,321             188,193
 ---------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                      204,087           5,312,316           134,652           2,879,042
 Reinvestments of divi-
dends and distributions            31,372             778,791            12,587             276,180
 Shares repurchased               (29,341)           (745,160)          (10,262)           (227,331)
                            ------------------------------------------------------------------------
                                  206,118           5,345,947           136,977           2,927,891
 ---------------------------------------------------------------------------------------------------
 NET INCREASE                  34,423,845  $      903,733,237         5,575,348  $      120,984,716
 ---------------------------------------------------------------------------------------------------

                                            GOLDMAN SACHS GROWTH AND INCOME FUND


 8. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1998, the Fund did not have any borrowings under these facilities.

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $14,180 from paid-in capital to accumulated distributions in excess of net investment income and $61,834 from accumulated undistributed net realized gain on investments to accumulated distributions in excess of net investment income. These reclassifications have no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                      INCOME FROM
                                INVESTMENT OPERATIONS(E)            DISTRIBUTIONS TO SHAREHOLDERS
                              ---------------------------- ------------------------------------------------
                                                                                               IN EXCESS OF
                                             NET REALIZED                          FROM NET    NET REALIZED
                    NET ASSET               AND UNREALIZED            IN EXCESS  REALIZED GAIN   GAIN ON
                     VALUE,        NET         GAIN  ON     FROM NET    OF NET   ON INVESTMENT  INVESTMENT  ADDITIONAL
                    BEGINNING  INVESTMENT    INVESTMENTS   INVESTMENT INVESTMENT  AND FUTURES  AND FUTURES   PAID-IN
                    OF PERIOD INCOME (LOSS)  AND FUTURES     INCOME     INCOME   TRANSACTIONS  TRANSACTIONS  CAPITAL
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A
  Shares             $23.18      $ 0.11         $5.27        $(0.11)    $   --      $(2.52)       $   --         --
  1998 - Class B
  Shares              23.10        0.04          5.14            --      (0.03)      (2.45)        (0.07)        --
  1998 - Class C
  Shares(b)           28.20       (0.01)         0.06            --      (0.03)      (1.42)        (1.10)        --
  1998 - Institu-
  tional Shares       23.19        0.27          5.23         (0.22)        --       (0.24)        (2.28)        --
  1998 - Service
  Shares              23.17        0.14          5.23         (0.06)     (0.04)      (2.52)           --         --
 ---------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares              19.98        0.35          5.18         (0.35)     (0.01)      (1.97)           --         --
  1997 - Class B
  Shares(b)           20.82        0.17          4.31         (0.17)     (0.06)      (1.97)           --         --
  1997 - Institu-
  tional Shares(b)    21.25        0.29          3.96         (0.30)     (0.04)      (1.97)           --         --
  1997 - Service
  Shares(b)           20.71        0.28          4.50         (0.28)     (0.07)      (1.97)           --         --
 ---------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares              15.80        0.33          4.75         (0.30)        --       (0.60)           --         --
 ---------------------------------------------------------------------------------------------------------------------
  1995 - Class A
  Shares              15.79        0.20(g)       0.30(g)      (0.20)     (0.07)      (0.33)           --       0.11(g)
 FOR THE PERIOD ENDED JANUARY 31,
  1994 - Class A
  Shares(b)           14.18        0.15          1.68         (0.15)     (0.01)      (0.06)           --         --
 ---------------------------------------------------------------------------------------------------------------------
                    NET INCREASE
                     (DECREASE)
                    IN NET ASSET
                       VALUE
  1998 - Class A
  Shares               $2.75
  1998 - Class B
  Shares                2.63
  1998 - Class C
  Shares(b)            (2.50)
  1998 - Institu-
  tional Shares         2.76
  1998 - Service
  Shares                2.75
 ---------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares                3.20
  1997 - Class B
  Shares(b)             2.28
  1997 - Institu-
  tional Shares(b)      1.94
  1997 - Service
  Shares(b)             2.46
 ---------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares                4.18
 ---------------------------------------------------------------------------------------------------------------------
  1995 - Class A
  Shares                0.01
  1994 - Class A
  Shares(b)             1.61
 ---------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on February 5, 1993, May 1, 1996, August 15, 1997, June 3, 1996 and March 6, 1996, respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.
 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
 (g) Calculated based on the average shares outstanding methodology.

18  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

                                                                                    RATIOS ASSUMING NO VOLUNTARY WAIVER
                                                                                       OF FEES OR EXPENSE LIMITATIONS
                                                                                    -----------------------------------
                                                                       RATIO OF                             RATIO OF
                                            NET ASSETS   RATIO OF   NET INVESTMENT      RATIO OF         NET INVESTMENT
NET ASSET              PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS)     EXPENSES TO       INCOME (LOSS) TO
VALUE, END    TOTAL    TURNOVER  COMMISSION   PERIOD    TO AVERAGE  TO AVERAGE NET    AVERAGE NET          AVERAGE NET
OF PERIOD   RETURN(A)    RATE     RATE(F)   (IN 000S)   NET ASSETS      ASSETS           ASSETS               ASSETS
---------------------------------------------------------------------------------------------------------------------------
  $25.93      23.71%     61.95%    $.0590   $1,216,582     1.25%         0.43%            1.42%                0.26%
   25.73      22.87      61.95      .0590      307,815     1.94         (0.35)            1.94                (0.35)
   25.70       0.51(d)   61.95      .0590       31,686     1.99(c)      (0.48)(c)         1.99(c)             (0.48)(c)
   25.95      24.24      61.95      .0590       36,225     0.83          0.76             0.83                 0.76
   25.92      23.63      61.95      .0590        8,893     1.32          0.32             1.32                 0.32
---------------------------------------------------------------------------------------------------------------------------
   23.18      28.42      53.03      .0586      615,103     1.22          1.60             1.43                 1.39
   23.10      22.23(d)   53.03      .0586       17,346     1.93(c)       0.15(c)          1.93(c)              0.15(c)
   23.19      20.77(d)   53.03      .0586          193     0.82(c)       1.36(c)          0.82(c)              1.36(c)
   23.17      23.87(d)   53.03      .0586        3,174     1.32(c)       0.94(c)          1.32(c)              0.94(c)
---------------------------------------------------------------------------------------------------------------------------
   19.98      32.45      57.93         --      436,757     1.20          1.67             1.45                 1.42
---------------------------------------------------------------------------------------------------------------------------
   15.80       3.97      71.80         --      193,772     1.25          1.28             1.58                 0.95
---------------------------------------------------------------------------------------------------------------------------
   15.79      13.08(d)  102.23         --       41,528     1.25(c)       1.23(c)          3.24(c)             (0.76)(c)
---------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Growth and Income Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Growth and Income Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (A Delaware Business Trust), including the statement of investments, as of January 31, 1998, and the related statement of operations and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Growth and Income Fund as of January 31, 1998, the results of its operations the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 12, 1998

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Growth and Income Fund



THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Growth and Income Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1
Global Resources
With more than 10,600 professionals based in 35 offices in 19 countries throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2
Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3
Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.


     An Investment Idea for the Long Term

     Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

     Goldman Sachs Growth and Income Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in management's view, offer favorable capital appreciation and/or dividend-paying ability.


     Target Your Needs

     The Goldman Sachs Growth and Income Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge. (Please note: in general, greater returns are associated with greater risk.)

     ---------------------------------------------------------------------------
     Goldman Sachs Domestic Equity Funds

                              [Fund Risk/Return]
Higher                        Small Cap Value Fund
Risk/Return                   CORE Small Cap Equity Fund
                              Mid Cap Equity Fund
                              Capital Growth Fund
                              CORE Large Cap Growth Fund
Lower                         CORE U.S. Equity Fund
Risk/Return                   GROWTH AND INCOME FUND


     For More Information

     To learn more about the Goldman Sachs Growth and Income Fund and other Goldman Sachs Funds, call your investment professional today.

================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
================================================================================


TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel


OFFICERS

Douglas C. Grip, President
James A. Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS

Investment Adviser,
Distributor and Transfer Agent


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

The Fund's foreign investments and active management techniques are subject to risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. Funds that invest in foreign issues may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

The Lipper rankings shown in this report are based on relative performance within an individual fund's Lipper category. Please be advised that certain differences do exist among the funds; for example, there may be differences in investment policies, risks, fees and expense ratios, and Goldman Sachs strongly recommends that these factors be taken into consideration before an investment decision is made.


(C)Copyright 1998 Goldman, Sachs & Co.   All rights reserved.
Date of first use: March 31, 1998                             GIAR / 276K / 3-98